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                                  EXHIBIT 23.1

            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement of Quest Software, Inc. on Form S-8 of our reports dated June 9, 1999 and August 11, 1999 appearing in Registration Statement No. 333-80543 on Form S-1 of Quest Software, Inc.



                                    /s/ Deloitte & Touche LLP
                                    -----------------------------------------
                                    Deloitte & Touche LLP



Costa Mesa, California
November 22, 1999